“IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY”

SUPPLEMENT DATED AUGUST 23, 2012

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2012

Currently, the First Investors Life Series High Yield Fund (the “Fund”) has an investment policy of investing, under normal circumstances, at least 80% of its net assets in high yield, below investment grade corporate bonds, commonly known as “junk bonds” (those rated below Baa by Moody’s Investors Service, Inc. or below BBB by Standard & Poor’s Ratings Services).  Effective December 17, 2012, the Fund will change its name to the First Investors Life Series Fund For Income and will no longer have this 80% investment policy.  No changes are being made to the Fund’s objective, principal investment strategies or risks as described in the prospectus and the Fund will continue to invest primarily in high yield, below investment grade corporate bonds.  The purpose of changing the name of the Fund is to align the Fund’s name with the similarly managed First Investors’ retail fund.

As of December 17, 2012, all references to the Fund’s current name in the prospectus will change to the Fund’s new name as noted above.

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Please retain this Supplement for future reference.

LSP08A12

SUPPLEMENT DATED AUGUST 23, 2012

FIRST INVESTORS LIFE SERIES FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2012

Effective December 17, 2012, the name of the First Investors Life Series Discovery Fund will change to the First Investors Life Series Special Situations Fund and the name of the First Investors Life Series High Yield Fund will change to the First Investors Life Series Fund For Income.

As of December 17, 2012, all references to each Fund’s current name in the Statement of Additional Information will change to the Fund’s new name as noted above.

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Please retain this Supplement for future reference.

LSSAI0812